FINANCIAL INSTRUMENTS	12 Months Ended
Dec. 31, 2024
Disclosure of financial instruments [Abstract]
FINANCIAL INSTRUMENTS [Text Block]

24 FINANCIAL INSTRUMENTS

The Company is exposed to financial instrument risks such as credit risk, market price and liquidity risk. The Company's Board of Directors has overall responsibility for the establishment and oversight of the risk management framework and reviews the Company's policies on an ongoing basis.

a. Credit risk

Credit risk arises from the non-performance by counterparties of contractual financial obligations. The Company maintains substantially all of its cash with major financial institutions. Deposits held with these institutions may exceed the amount of insurance provided on such deposits. The Company manages credit risk for trade and other receivables through established credit monitoring activities. To reduce credit risk, the Company regularly reviews the collectability of its amounts receivable and records an expected credit loss based on its best estimate of potentially uncollectible amounts. The Company currently transacts with highly rated counterparties for the sale of gold and receivables.

b. Market price risk

i) Commodity price risk

The Company is exposed to commodity price risk as its revenues from the sale of precious metals are exposed to metal price fluctuations in the market. The Company manages this risk by entering into agreements with various counterparties to mitigate price risk.

Derivative contract options

During the year ended December 31, 2024, the Company entered into derivative contracts to manage its exposure to fluctuations in the spot gold price. Put options were purchased by the Company for a total of 32,400 ounces of forecast gold production, spread equally from January 2025 to December 2025, at the Florida Canyon mine with a strike price of $2,400 per ounce. The up-front premium for the put options was funded by cash payments of $0.80 million, of which $0.67 million was recorded as derivative assets and $0.13 million as prepaid. These derivatives were not designated as hedges under IFRS 9 and are classified as financial assets at FVTPL under IFRS 13-Fair value measurement. Accordingly, the changes in fair value are recognized in the consolidated statements of loss and comprehensive loss under (loss) gain on derivatives.

As at December 31, 2024, these derivatives assets were fair valued on market to market basis at the end of each reporting period using quoted observable inputs and are classified as Level 2 in the fair value hierarchy. During the year ended December 31, 2024, an unrealized loss of $0.11 million was recognized under derivative loss in the consolidated statements of loss and comprehensive loss, with a corresponding to the derivative assets.

ii) Foreign exchange risk

The Company operates in Canada and the US, and is exposed to foreign exchange risk arising from certain expenditures, monetary assets and liabilities denominated in Canadian dollars. The Company's metal sales revenues are denominated in US dollars. However, the currency fluctuation related to changes between US dollars and Canadian dollars could have an impact on the Company's net earning and other comprehensive income.

Based on the balances as at December 31, 2024, a 5% increase/decrease in the US dollar exchange rate against Canadian dollars on that date would have resulted in a decrease/increase of approximately $1.42 million loss before taxes. During the year ended December 31, 2024, the Company recognized a net foreign exchange loss of $0.87 million (2023 - a gain of $0.30 million).

iii) Interest rate risk

Interest rate risk is the risk that the fair values and future cash flows of the financial instruments will fluctuate because of changes in market interest rates. The Company has interest-bearing assets, where the risk is limited to potential decreases on the interest rate offered on cash and cash equivalents held with a chartered Canadian and US financial institutions. The Company's significant financial instruments valued using fluctuating risk-free interest rates is the derivative component of the convertible debt facility. The Company's operating cash flows are mostly independent of changes in market interest rates, which is impacted by economic uncertainties and current high inflationary environment. Management considers this risk immaterial.

c. Liquidity risk

Liquidity risk is the risk that the Company will encounter difficulty in meeting obligations associated with financial liabilities that are settled by delivering cash or another financial assets. The Company has in place a planning and forecasting process to help determine the funds required to support normal operating requirements on an ongoing basis. The Company continuously monitors and reviews both actual and forecasted cash flows, and matches the maturity profile of financial assets and liabilities.

d. Share price risk

At each reporting period, the convertible debt derivative liability is fair valued using the Finite Difference Method and Binominal Tree Method. The Company's share price is a key assumption used in this valuation, hence share price fluctuations can meaningfully impact the value of the derivative liability.

Financial instruments

The Company's financial instruments consist of cash and cash equivalents, trade and other receivables, derivative assets, restricted cash, marketable securities, accounts payable and accrued liabilities, convertible debt facility, lease liabilities, other liabilities and equipment loan.

The fair value hierarchy that reflects the significance of the inputs used in making the measurements has the following levels:

• Level 1 - quoted prices in active markets for identical assets or liabilities;

• Level 2 - inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly (i.e. as prices) or indirectly (i.e. derived from prices); and

• Level 3 - inputs for the asset or liability that are not based on observable market data.

The Company's financial instruments are accounted for as follows under IFRS 9:

Financial assets:	Classification
Cash and cash equivalents	FVTPL
Derivative asset	FVTPL
Marketable securities	FVOCI
Receivables (excluding tax receivables)	Amortized cost, less any impairment
Restricted cash, long-term	Amortized cost, less any impairment

Financial liabilities:	Classification
Trade and other payables	Amortized cost
Lease liability	Amortized cost
Convertible debt facility - liability component[1]	Amortized cost
Convertible debt facility - derivative component[1]	FVTPL
Equipment financing liability[1]	Amortized cost

[1] Convertible debt facility and equipment financing liability are included in debt on the consolidated statements of financial position for the year ended December 31, 2024.

The following table summarizes the Company's financial instruments classified as FVTPL as at December 31, 2024 and 2023:

	Level	December 31, 2024	December 31, 2023
Financial assets:
Cash and cash equivalents	1	$52,190	$8,815
Derivative asset	2	551	-
		$52,741	$8,815
Financial liabilities:
Convertible debt facility - derivative component	3	$2,611	$616

For restricted cash, lease liabilities, equipment financing liability and non-derivative host liability of convertible debt, the carrying values approximate their fair values at the period end because the interest rates used to discount host contracts approximate market interest rates. The carrying values of other receivables, trade and other payables are considered to be reasonable approximate their fair values due to the short-term nature of these items.